UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): January 26, 2006
Bay View Capital Corporation
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-14879	94-3078031
(Commission File Number)	(IRS Employer Identification No.)

1840 Gateway Drive, San Mateo, CA	94404
(Address of Principal Executive Offices)	(Zip Code)

(650) 312-7200
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management
Item 5.03     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
     On January 26, 2006, the Board of Directors of Bay View Capital Corporation (the “Company”) approved an amendment to Article III, Section 1 of the Company’s Bylaws to increase the maximum number of Board Directors from ten to twenty-five. The Bylaws of the Company, as amended, are attached hereto as Exhibit 3.2.
Section 9 — Financial Statements and Exhibits
Item 9.01     Financial Statements and Exhibits.
     (c) Exhibits.

Exhibit No.	Exhibit Description
3.2	Bylaws, as amended.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAY VIEW CAPITAL CORPORATION
Date: February 1, 2006	By:	/s/ John Okubo
		Name:	John Okubo
		Title:	Executive Vice President, CFO